R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides Q4 2025 Earnings Call March 2026

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 2 Disclaimer Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2026 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 10, 2026. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non- GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of revenue, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. Adjusted EBITDA referred to throughout this presentation is a non-GAAP measure calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and / or non-recurring charges deemed to not be part of normal operating expenses. Adjusted EBITDA margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted EBITDA discussed above by Revenue. See Appendix 1 – 2 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP, a reconciliation of Adj. EBITDA to GAAP Income (loss) before Taxes and Priority’s earnings press release for more details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 $2252025 2026 $3752025 2026 $9532025 2026 3 Key 2025 Highlights FY 2025 RESULTS FY 2026 GUIDE REFLECTS HSD GROWTH FY 2025 KEY METRICS REVENUE (In Millions) NET REVENUE +8% ADJ GROSS PROFIT1 +14% ADJ EBITDA1 +10% ADJ EPS (diluted) $1.03 $1.7B Account Balances 1.8M Customer Accounts $150B Total Payments Volume1 1 Represents LTM payments volume as of December 31, 2025 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details (+102%) $1.01 - $1.04B 6-9% Growth (4-7% Organic) 2026 Guidance Range ADJ. EBITDA2 (In Millions) ADJ. GROSS PROFIT2 (In Millions) $405 - $4252026 Guidance Range $230 - $2452026 Guidance Range

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 4 Q4 2025 Consolidated Results $83.9M $100.2M $51.7M $60.1M $227.1M $247.1M Q4 24 Q4 25 Q4 24 Q4 25 Q4 24 Q4 25Q4 24 Q4 25 9% 19% 16% Adjusted EBITDA1 increased 16% to $60.1 million Adj Gross Profit margin1 increased 360 basis points to 40.6% Adj Gross Profit1 increased 19% to $100.2 million Revenue increased 9% to $247.1 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 360bp 37.0% 40.6%

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 5 Full Year 2025 Consolidated Results $328.1M $374.7M $204.3M $225.2M $879.7M $953.0M 8% 14% 10% Adjusted EBITDA1 increased 10% to $225.2 million Adj Gross Profit margin1 increased 200 basis points to 39.3% Adj Gross Profit1 increased 14% to $374.7 million Revenue increased 8% to $953.0 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 200bp 37.3% 39.3% FY 24 FY 25 FY 24 FY 25 FY 24 FY 25FY 24 FY 25

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 6 Accelerate Cash Flow Optimize Working Capital ▪ Priority Commerce Engine (PCE) is a unified platform that provides our customers a personalized financial toolset to accelerate cash flow and optimize working capital on a single platform to collect, store, lend, and send money combining merchant services, payables and banking & treasury solutions ▪ Built with vision: PCE is a native platform built to manage money movement in complex multi- party environments Priority Commerce: Powering an Ecosystem of Integrated Financial Solutions A Proprietary API Suite that Enables Acquiring, Treasury & Payables Solutions Treasury Solutions Passport automates reconciliation, streamlines financial operations & provides full transparency to your liquidity Merchant Solutions Full featured POS & merchant acquiring solutions that accelerate your cash flow to capture revenue opportunities for businesses Payables Optimize your working capital and earn cash back by leveraging our payables & financing solutions while automating reconciliation LendCollect Store We Provide Personalized Payments and Banking Solutions to: Send + Priority Commerce Engine

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 7 Priority Commerce Engine Acc el er at eC as h Fl ow Payment Orchestration Optim ize W orkingCapital TreasurySolutionsDat a& Bu sin es s In sig ht s Payable Management (Credit, Debit, ACH, Check, Wire) (GLMapping,Recon,FIDC Pass-Through Insurance) (Card Issuing, AP Automation, ACH+) In te gr at ed Pa rt ne rs Consumer Finance Sports & Entertainment Payroll & Benefits Property Tech & Construction Others Consumers Small Businesses Property Managers Others Sports Franchises ✓ Monthly Platform SaaS Fees✓ Interchange on Card Volume ✓ Payment Processing Fees ✓ Float Income on Account Balances End Custom ers Revenue Streams

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 8 Fourth Quarter 2025 Financial Results

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 % of Adj. Gross Profit from Payables & Treasury Solutions1,2 9 1 Contribution percentages exclude intersegment eliminations 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Continued Shift to High Value Segments 44% 47% 52% 56% 58% 56% 59% 62% 62% 62% 63%  Quarter-to-Date (Payables + Treasury Solutions)   60% 35% 39% 42% 45% 47% 49% 50% 51% 52% 53% 54% 54% 4% 4% 4% 5% 7% 7% 7% 7% 8% 8% 8% 8% 39% 42% 46% 50% 54% 56% 57% 59% 60% 61% 62% 62% Q1 2023 (LTM) Q2 2023 (LTM) Q3 2023 (LTM) Q4 2023 (LTM) Q1 2024 (LTM) Q2 2024 (LTM) Q3 2024 (LTM) Q4 2024 (LTM) Q1 2025 (LTM) Q2 2025 (LTM) Q3 2025 (LTM) Q4 2025 (LTM) Treasury Solutions Payables +1% Impact of Excluding Acquisitions +1% +2% +5% Payables and Treasury Solutions segments represented 62% of LTM Adj Gross Profit (63% excluding impact of acquisitions) Contributed to ~360 bps of YoY expansion in Adj Gross Margins in Q4 2025 63% of Adjusted Gross Profit in Q4 2025 was from recurring revenues

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 10 Merchant Solutions Highlights – Q4 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $165.3MM +6% YoY Adj. Gross Profit1 $40.1MM +25% YoY | 24.3% Margin Adj. EBITDA1 $30.6MM +15% YoY | 18.5% Margin Q4 2025 Segment Highlights ➔ Revenue growth driven by a combination of (i) Boom and Dealer Merchant Services acquisitions and (ii) 3% organic growth in core portfolio ➔ Total Card $ Volumes increased over 2% to $18.5bn ➔ New monthly boards averaged 3.0K during quarter

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 11 Payables Highlights – Q4 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $26.8MM +13% YoY Adj. Gross Profit1 $7.4MM +16% YoY | 27.6% Margin Adj. EBITDA1 $3.9MM +61% YoY | 14.4% Margin Q4 2025 Segment Highlights ➔ Revenue growth driven by 20% increase in Supplier-Funded revenues and 11% increase in Buyer-Funded revenues ➔ Adj Gross Profit growth of 16% driven by revenue and 70 bps margin expansion ➔ Adj EBITDA growth of 61% driven by continued strong operating leverage

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 12 Treasury Solutions Highlights – Q4 2025 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $57.3MM +18% YoY Adj. Gross Profit1 $52.7MM +16% YoY | 91.9% Margin Adj. EBITDA1 $47.6MM +13% YoY | 82.9% Margin Q4 2025 Segment Highlights ➔ CFTPay Avg Monthly New Enrollments of 54K contributed to 24% increase in Billed Clients to 1.1MM ➔ Growth in account balances more than offset the impact of 125 bps of YoY rate cuts ➔ 120 Integrated Partners at quarter-end (up 30% from end of 2024)

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 13 Consolidated Operating Expenses – Q4 2025 Salaries & Benefits $28.8MM +24% YoY SG&A $17.7MM +39% YoY Depreciation & Amortization $20.2MM +46% YoY Q4 2025 Segment Highlights ➔ Higher Salaries & Benefits driven by higher stock-based comp and acquisition-related headcount additions ➔ Increase in SG&A expenses primarily driven by software (incl public cloud migration) combined with acquisition, accounting, marketing and S-OX related expenses

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 14 Capital Structure Highlights Net Leverage Calculation Total Debt Balance1 $1,020.0 ( - ) Unrestricted Cash Balance $77.2 Net Debt $942.8 LTM Adj. EBITDA (Q4 2025)2 $225.2 Net Leverage Ratio 4.19x 1 Total debt balance excludes non-recourse borrowings under the residual financing facility 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Key Updates and Highlights   Closed DMS acquisition on 10/1/2025 and upsized Term Loan by $35 million Priority made $15 million prepayment to Term Loan on 10/31/2025 Pro forma net leverage ratio of 3.9x based on run-rate impact of acquisitions Capital allocation strategy will focus on continued debt repayment and de-leveraging throughout 2026 Historical Leverage Profile 5.1x 4.9x 4.6x 4.3x 4.2x 4.1x 4.4x 4.2x Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Senior Debt Preferred Equity  

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 15 2026 Financial Guidance 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Total Revenue Adj. Gross Profit1 Adj. EBITDA1 $1.01 – $1.04B (6-9% Growth) $405 – $425MM $230 – $245MM High single-digit Revenue growth will drive continued improvements in Adjusted Gross Profit1 and Adjusted EBITDA1 with some offsets to margins resulting from lower interest rates and increased operating expenses for continued investments in the platform and team

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 16 Appendix

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Revenues $ 165.3 $ 26.8 $ 57.3 $ (2.3) $ 247.1 $ 155.7 $ 23.7 $ 48.7 $ (1.0) $ 227.1 Cost of Revenue (excluding depreciation and amortization) (125.1) (19.4) (4.6) 2.3 (146.9) (123.7) (17.4) (3.1) 1.0 (143.1) Adjusted Gross Profit 40.1 7.4 52.7 0.0 100.2 32.0 6.4 45.6 (0.0) 83.9 Adjusted Gross Profit Margin 24.3% 27.6% 91.9% 40.6% 20.5% 26.8% 93.6% 37.0% Depreciation and amortization of revenue generating assets (3.6) (0.8) (2.7) -- (7.2) (2.2) (0.6) (1.6) -- (4.5) Gross profit $ 36.5 $ 6.5 $ 50.0 $ 0.0 $ 93.1 $ 29.8 $ 5.7 $ 44.0 $ (0.0) $ 79.5 Gross profit margin 22.1% 24.5% 87.2% 37.7% 19.1% 24.2% 90.3% 35.0% Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Revenues $ 642.1 $ 100.9 $ 215.8 $ (5.7) $ 953.0 $ 613.5 $ 89.1 $ 180.4 $ (3.4) $ 879.7 Cost of Revenue (excluding depreciation and amortization) (497.9) (71.7) (14.3) 5.7 (578.3) (478.5) (64.7) (11.9) 3.4 (551.6) Adjusted Gross Profit 144.1 29.1 201.4 (0.0) 374.7 135.1 24.4 168.6 (0.0) 328.1 Adjusted Gross Profit Margin 22.4% 28.9% 93.4% 39.3% 22.0% 27.4% 93.4% 37.3% Depreciation and amortization of revenue generating assets (9.6) (3.0) (9.1) -- (21.7) (7.7) (2.8) (6.0) -- (16.5) Gross profit $ 134.5 $ 26.2 $ 192.3 $ (0.0) $ 352.9 $ 127.4 $ 21.7 $ 162.5 $ (0.0) $ 311.6 Gross profit margin 20.9% 25.9% 89.1% 37.0% 20.8% 24.3% 90.1% 35.4% Twelve Months Ended December 31, 2025 Twelve Months Ended December 31, 2024 (in Millions) (in Millions) Three Months Ended December 31, 2025 Three Months Ended December 31, 2024 (in Millions) (in Millions) 17 The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below: Appendix 1 – Adjusted Gross Profit1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 (in Millions) (in Millions) Three Months Ended December 31, 2025 Three Months Ended December 31, 2024 Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Adjusted EBITDA 30.6$ 3.9$ 47.6$ (22.0)$ 60.1$ 26.6$ 2.4$ 42.0$ (19.3)$ 51.7$ Adjusted EBITDA Margin 18.5% 14.4% 82.9% 24.3% 17.1% 10.1% 86.3% 22.8% Interest Expense (0.9) 0.0 (0.1) (20.8) (21.9) -- (1.1) -- (22.1) (23.1) Depreciation and Amortization (10.2) (1.3) (5.1) (3.7) (20.3) (6.8) (1.3) (4.5) (1.2) (13.8) Debt Modification and Extinguishment Expenses -- -- -- (0.0) (0.0) -- -- -- (1.7) (1.7) Selling, General and Administrative (Non-Recurring) -- -- -- (1.6) (1.6) -- -- -- (1.4) (1.4) Non-Cash Stock Based Compensation 0.0 (0.0) (0.0) (1.1) (1.2) (0.0) 0.1 (0.0) (1.3) (1.2) Salary & Employee Benefits (Non-Recurring) -- -- -- (2.5) (2.5) -- -- -- -- -- Bargain Purchase (Non-Recurring) -- -- -- 0.5 0.5 -- -- -- -- -- Income (Loss) Before Taxes 19.5$ 2.6$ 42.3$ (51.2)$ 13.1$ 19.8$ 0.1$ 37.5$ (47.0)$ 10.5$ Income (Loss) Before Taxes % of Revenue 11.8% 9.6% 73.7% 5.3% 12.7% 0.6% 77.0% 4.6% (in Millions) (in Millions) Twelve Months Ended December 31, 2025 Twelve Months Ended December 31, 2024 Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Adjusted EBITDA 111.8$ 14.6$ 182.2$ (83.4)$ 225.2$ 108.9$ 7.6$ 154.9$ (67.2)$ 204.3$ Adjusted EBITDA Margin 17.4% 14.5% 84.5% 23.6% 17.8% 8.5% 85.9% 23.2% Interest Expense (1.3) (2.2) (0.5) (86.6) (90.7) (0.0) (4.3) -- (84.6) (88.9) Depreciation and Amortization (31.1) (5.1) (19.6) (7.4) (63.2) (30.9) (5.3) (16.9) (5.0) (58.0) Debt Modification and Extinguishment Expenses -- -- -- (12.5) (12.5) -- -- -- (10.4) (10.4) Selling, General and Administrative (Non-Recurring) -- -- -- (5.7) (5.7) -- -- -- (3.5) (3.5) Non-Cash Stock Based Compensation 0.0 (0.3) (0.1) (7.8) (8.3) (0.0) (0.2) (0.1) (5.7) (6.1) Salary & Employee Benefits (Non-Recurring) -- -- -- (2.5) (2.5) -- -- -- -- -- Bargain Purchase (Non-Recurring) -- -- -- 4.0 4.0 -- -- -- -- -- Income (Loss) Before Taxes 79.4$ 7.0$ 161.9$ (202.0)$ 46.3$ 78.0$ (2.2)$ 137.9$ (176.4)$ 37.3$ Income (Loss) Before Taxes % of Revenue 12.4% 7.0% 75.0% 4.9% 12.7% (2.5%) 76.4% 4.2% 18 The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below: Appendix 2 – Adjusted EBITDA1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.